FEDERATED HIGH INCOME BOND FUND
(formerly, Liberty High Income Bond Fund)
Class A Shares
Class B Shares
Class C Shares

SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 1996

1. Please delete the first bullet point under the section entitled ``Investment Limitations'' on page 11.
2.Please delete the last bullet point under the section entitled
  ``Investment Limitations'' on page 11 and replace it with the following:
     `` invest more than 15% of its net assets in illiquid securities.'' 3.Please delete in its entirety the section entitled ``ELIMINATION OF
  CONTINGENT DEFERRED SALES CHARGE'' on page 22 and replace it with the following:

     `ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE
     The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements; and (4) qualifying redemptions of Class B Shares under a Systematic Withdrawal Program. To qualify for elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, the redemptions of Class B Shares must be from an account: that is at least 12 months old, has all Fund distributions reinvested in Fund Shares, and has a value of at least $10,000 when the Systematic Withdrawal Program is established. Qualifying redemptions may not exceed 1.00% monthly of the account value as periodically determined by the Fund. For more information regarding the elimination of the contingent deferred sales charge through a Systematic Withdrawal Program contact your financial intermediary or the Fund. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, and their immediate family members; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Fund reserves the right to discontinue or modify the elimination of the contingent deferred sales charge. Shareholders will be notified of a discontinuation. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.''

                                                            October 1, 1996






Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 314195108
Cusip 314195207
Cusip 314195306
G00301-03(10/96)




FEDERATED HIGH INCOME BOND FUND
(formerly, Liberty High Income Bond Fund)
Class A Shares
Class B Shares
Class C Shares

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 1996

1.Please delete in its entirety, the section entitled ``Restricted Securities''on page 1, and the section entitled ``Purchasing Restricted Securities''on page 4.

2.Please delete in its entirety the section entitled ``Investing in Illiquid Securities''on page 5 and replace it with the following:
  ``RESTRICTED AND ILLIQUID SECURITIES

  The Fund will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities not determined by the Board of Directors to be liquid.

  The Trustees may consider the following criteria in determining the
liquidity of certain restricted        securities:
       the frequency of trades and quotes for the security;
      the number of dealers willing to purchase or sell the security and
the number of other potential                             buyers;
      dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.''

3.Please insert the following new section, on page 15 directly under the heading `Redeeming Shares'':

  ``ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

  The amounts that a shareholder may withdraw under a Systematic
Withdrawal Program that qualify for elimination of the Contingent Deferred Sales Charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the annual valuation date.  Redemptions on a
qualifying Systematic                        Withdrawal Program can be made
at a rate of 1.00% monthly, 3.00% quarterly, or 6.00% semi-
  annually with reference to the applicable account valuation amount. Amounts that exceed the 12.00% annual limit for redemption, as described,
may be subject to the Contingent Deferred Sales Charge.  To      the extent
that a shareholder exchanges Shares for Class B Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of
satisfying the 12 month holding requirement.  However, for purposes   of
meeting the $10,000 minimum account value requirement, Class B Share
accounts will not be                  aggregated.''








                                     October 1, 1996








Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 314195108
Cusip 314195207
Cusip 314195306
G00301-04(10/96)